Exhibit 99.5

FORM OF LETTER TO CLIENTS OF NOMINEE HOLDERS

RUTH’S HOSPITALITY GROUP, INC.

Common Stock, par value $0.01 per share

Offered Pursuant to Subscription Rights

Distributed to Stockholders of

Ruth’s Hospitality Group, Inc.

January 21, 2010

To Our Clients:

Enclosed for your consideration are a prospectus supplement dated January 21, 2010 (the “Prospectus Supplement”), and the “Instructions as to Use of Ruth’s Hospitality Group, Inc. Rights Certificates” relating to the offering (the “Rights Offering”) by Ruth’s Hospitality Group, Inc. (the “Company”) of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to transferable subscription rights (the “Rights”) distributed to all holders of record of shares of Common Stock at 5:00 p.m., New York City time, on January 20, 2010 (the “Record Date”). The Rights and the Common Stock are described in the Prospectus Supplement.

In the Rights Offering, the Company is offering an aggregate of approximately 14,000,000 shares of Common Stock, as described in the Prospectus Supplement.

The Rights will expire, if not exercised, prior to 5:00 p.m., New York City time, February 9, 2010, unless extended in the sole discretion of the Company (as it may be extended, the “Expiration Date”), as described in the Prospectus Supplement.

As described in the accompanying Prospectus Supplement, you will receive one Right for each share of Common Stock carried by us in your account as of 5:00 p.m., New York City time, on the Record Date.

Each Right entitles you to purchase 0.579232 shares of Common Stock at the cash price of $2.50 per share (the “Subscription Price”) and consists of a basic subscription right and an oversubscription right. The basic subscription right entitles you to purchase 0.579232 shares of Common Stock at the Subscription Price for each Right held. If you exercise your basic subscription right in full, the oversubscription right entitles you to purchase, at the Subscription Price, additional shares of Common Stock that are offered to but not purchased by other subscription right holders; provided that the Company may, but will not be obligated to, sell any shares of Common Stock pursuant to the exercise of an oversubscription right to the extent the Company raises more than $25.0 million in gross proceeds through the exercise of basic subscription rights and, if applicable, the exercise of oversubscription rights. If oversubscription requests exceed shares available, you will receive a pro rata allocation of the available shares based on the number of shares you purchased under your basic subscription right. Any excess subscription payments will be returned, without interest or penalty, as soon as practicable after the completion of the Rights Offering.

You will not receive fractional shares of Common Stock or cash in lieu of fractional shares of Common Stock as a result of your exercise of Rights pursuant to the Rights Offering. You may only exercise your subscription rights to purchase, at the subscription price, a whole number of shares of Common Stock, rounded down to the nearest whole number you are otherwise entitled to purchase. For example, if you owned 100 shares of Common Stock as of 5:00 p.m., New York City time, on the Record Date, you would receive 100 Rights, which would entitle you to purchase 57 shares (57.9232 rounded down to the nearest whole share) at the subscription price of $2.50 per share through the exercise of basic subscription rights.

The Common Stock is traded on the NASDAQ Global Select Market (“NASDAQ”) under the symbol “RUTH.” The Rights are transferable, and are listed on NASDAQ under the symbol “RUTHR.” The Rights will be evidenced by Rights certificates (the “Rights Certificates”), which will be transferable until the close of business on the last NASDAQ trading day preceding the Expiration Date, at which time they will cease to have value for trading purposes.

THE MATERIALS ENCLOSED ARE BEING FORWARDED TO YOU AS THE BENEFICIAL OWNER OF COMMON STOCK CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. EXERCISES AND SALES OF RIGHTS MAY BE MADE ONLY BY US AS THE RECORD OWNER AND PURSUANT TO YOUR INSTRUCTIONS.

Enclosed are copies of the following documents:

1.	Prospectus Supplement;

2.	Instructions as to Use of Ruth’s Hospitality Group, Inc. Subscription Rights Certificates; and

3.	A Beneficial Owner Election Form.

Accordingly, we request instructions as to whether you wish us to elect to subscribe for any shares of Common Stock to which you are entitled pursuant to the terms and subject to the conditions set forth in the enclosed Prospectus Supplement or if you wish us to sell the Rights to which you are entitled. However, we urge you to read the documents carefully before instructing us to exercise your Rights.

If you wish to have us, on your behalf, exercise the Rights for any shares of Common Stock to which you are entitled, please so instruct us by completing, executing and returning to us the Beneficial Owner Election Form attached hereto.

Your instructions to us should be forwarded as promptly as possible in order to permit us to exercise or sell Rights on your behalf in accordance with the provisions of the Rights Offering. The Rights Offering will expire at 5:00 p.m., New York City time, on the Expiration Date. Once you have exercised your Rights, such exercise may not be revoked unless the terms of the Rights Offering are amended in a material manner.

Additional copies of the enclosed materials may be obtained from Georgeson Inc., the Information Agent. The Information Agent’s telephone number is (800) 676-0281. Any questions or requests for assistance concerning the Rights Offering should be directed to the Information Agent.

Very truly yours,

[Name of Nominee]

BENEFICIAL OWNER ELECTION FORM

The undersigned acknowledges receipt of your letter and the enclosed materials relating to the grant of transferable rights (the “Rights”) to purchase shares of common stock, par value $0.01 per share (the “Common Stock”), of Ruth’s Hospitality Group, Inc. (the “Company”).

This will instruct you whether to exercise Rights to purchase shares of Common Stock or sell such Rights held by you for the account of the undersigned, pursuant to the terms and subject to the conditions set forth in the Company’s prospectus supplement dated January 21, 2010 (the “Prospectus Supplement”) and the related “Instructions as to Use of Ruth’s Hospitality Group, Inc. Subscription Rights Certificates.”

I (we) hereby instruct you as follows:

(CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION)

Box 1. ☐                 Please DO NOT EXERCISE RIGHTS for shares of Common Stock.

Box 2. ☐                 Please EXERCISE RIGHTS for shares of Common Stock as set forth below:

A. Basic Subscription Rights. Number of shares of Common Stock being purchased:

	Rights	X	0.579232	=
(No. of Rights)			(Ratio)		(No. of shares of Common Stock)

B. Oversubscription Rights. Number of shares of Common Stock being purchased:

	Rights	X	0.579232	=
(No. of Rights)			(Ratio)		(No. of shares of Common Stock)

C. Total Payment Required (or amount provided with Notice Guaranteed Delivery):

	X	$2.50	= $
(Total No. of shares of Common Stock being purchased in Lines A and B, not including fractional shares)		(Exercise Price)		(Payment)

I am (we are) making the total purchase price payment required in the following manner:

Box 3. ☐                 Payment in the following amount is enclosed: $            ; or

Box 4. ☐                 Please deduct payment of $             from the following account maintained by you as follows:

Type of Account	Account No.

(The total of Box 3 and Box 4 must equal the total payment specified on line “C” above.)

I (we) on my (our) own behalf, or on behalf of any person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

•	irrevocably elect to purchase the number of shares of Common Stock indicated above upon the terms and conditions specified in the Prospectus Supplement;

•	agree that if I (we) fail to pay for the shares of Common Stock I (we) have elected to purchase, you may exercise any remedies available to you under law; and

•	understand that my (our) exercise of Rights may not be withdrawn except as specified in the Prospectus Supplement.

Box 5. ☐                 Please sell                      of my (our) Rights. I (we) have enclosed my (our) Rights Certificate with Form 2 thereof signed, but otherwise left blank.

Name of beneficial owner(s):

Signature of beneficial owner(s):

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name:

Capacity:

Address (including Zip Code):

Telephone Number: